EX-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs Variable Insurance Trust of our reports dated February 15, 2024, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended December 31, 2023. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2024

Appendix A

Trust	Fund Book	Fund	Period
VIT	VIT Equity Funds	Goldman Sachs International Equity Insights Fund	January 1, 2023 - December 31, 2023
VIT	VIT Equity Funds	Goldman Sachs Large Cap Value Fund	January 1, 2023 - December 31, 2023
VIT	VIT Equity Funds	Goldman Sachs Mid Cap Growth Fund	January 1, 2023 - December 31, 2023
VIT	VIT Equity Funds	Goldman Sachs Mid Cap Value Fund	January 1, 2023 - December 31, 2023
VIT	VIT Equity Funds	Goldman Sachs Small Cap Equity Insights Fund	January 1, 2023 - December 31, 2023
VIT	VIT Equity Funds	Goldman Sachs Strategic Growth Fund	January 1, 2023 - December 31, 2023
VIT	VIT Equity Funds	Goldman Sachs U.S. Equity Insights Fund	January 1, 2023 - December 31, 2023
VIT	VIT Fixed Income	Goldman Sachs Core Fixed Income Fund	January 1, 2023 - December 31, 2023
VIT	VIT Government Money Market Fund	Goldman Sachs Government Money Market Fund	January 1, 2023 - December 31, 2023
VIT	VIT Multi-Asset Strategies Fund	Goldman Sachs Multi-Strategy Alternatives Portfolio	January 1, 2023 - December 31, 2023
VIT	VIT Multi-Asset Strategies Fund	Goldman Sachs Trend Driven Allocation Fund	January 1, 2023 - December 31, 2023
VIT	VIT Buffered S&P 500 Fund	Goldman Sachs Buffered S&P 500 Fund – Jan/Jul	January 1, 2023 - December 31, 2023
VIT	VIT Buffered S&P 500 Fund	Goldman Sachs Buffered S&P 500 Fund – Mar/Sep	February 28, 2023 - December 31, 2023
VIT	VIT Buffered S&P 500 Fund	Goldman Sachs Buffered S&P 500 Fund – May/Nov	April 28, 2023 - December 31, 2023